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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 16, 2003


                            HANOVER FOODS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    000-17896               23-0670710
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)



                             ----------------------


                         1486 York Street, P. O. Box 334
                           Hanover, Pennsylvania 17331
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (717) 632-6000
                 -----------------------------------------------
                        (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant.

         On December 16, 2003, the audit committee of Hanover Foods Corporation (the "Company") engaged BDO Seidman, LLP as the Company's independent auditor to audit the Company's consolidated financial statements for the year ending May 20, 2004. BDO Seidman, LLP replaced KPMG LLP who had been engaged by the Company as the independent accountants to audit the Company's consolidated financial statements. KPMG LLP was replaced effective December 16, 2003.

         The decision to change the Company's independent accountants from KPMG LLP to BDO Seidman, LLP, was approved by the Audit Committee of the Board of Directors.

         The reports of KPMG LLP, on the financial statements of the Company during the two-year period ended June 1, 2003, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended June 1, 2003, and interim period from June 2, 2003 through August 31, 2003, the Company did not have any disagreements with KPMG LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports

         In connection with the filing of this Form 8-K, KPMG LLP was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether KPMG, LLP agrees with the above statements. A copy of KPMG LLP's letter to the SEC is attached hereto as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              None.

         (b)  Pro-forma financial information.

              None.

         (c)  Exhibits.

              The following exhibit is filed herewith:

S-K Exhibit
Number        Description
-----------   -----------

16            Letter regarding change in certifying accountant.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HANOVER FOODS CORPORATION



Date:  December 22, 2003               By:  /s/ Gary Knisely
                                           ------------------------------------
                                       Name:  Gary Knisely
                                       Title: Chief Financial Officer, Counsel,
                                              Executive Vice President and
                                              Secretary






                                       3

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                                  EXHIBIT INDEX
                                  -------------


S-K Exhibit
Number          Description
-----------     -----------

16              Letter regarding change in certifying accountant.



























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